UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-22386

Excelsior Venture Partners III, LLC
(Exact name of registrant as specified in charter)

225 High Ridge Road
Stamford, CT 06905
(Address of principal executive offices) (Zip code)

James D. Bowden
Bank of America Capital Advisors LLC
100 Federal Street
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-866-921-7951

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR
VENTURE PARTNERS III, LLC

INVESTOR REPORT

For the Year Ended
October 31, 2010

EXCELSIOR VENTURE PARTNERS III, LLC

For the Year  Ended October 31, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of
Excelsior Venture Partners III, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC (the "Fund") at October 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of investments at October 31, 2010 by correspondence with the custodian and the underlying portfolio funds, provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the financial statements include information about investments held by the Fund fair valued at $33,819,062 (91% of the Fund's net assets) at October 31, 2010, the values of which have been estimated by the Adviser, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values.  These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed.

PricewaterhouseCoopers LLP
Boston, MA
December 29, 2010

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Excelsior Venture Partners III, LLC
Schedule of Investments
October 31, 2010

Principal		Acquisition			% of Net
Amount/Shares	Private Companies (A), (B), (I), (J)	Dates (C)	Cost	Fair Value	Assets (D)

Common Stocks
Medical Technology
7,882	Recorders and Medicare Systems (P) Ltd. (E)	12/08	$382,623	$—	—%
	TOTAL COMMON STOCKS - PRIVATE COMPANIES		382,623	—	—%

Preferred Stocks
Enterprise Software
4,542,763	SOA Software, Inc. Series F (F)	05/08	5,681,135	—	—%

Life Sciences
1,999,999	Archemix Corporation Series A	08/02 - 11/03	1,999,999	—	—%
700,000	Archemix Corporation Series B	03/04 - 12/05	700,000	350,000	0.94%
			2,699,999	350,000	0.94%

Wireless
4,433,333	Ethertronics, Inc. Series B (G)	06/01 - 05/04	6,650,000	11,496,926	30.81%
1,969,205	Ethertronics, Inc. Series C (G)	05/05 - 03/10	2,953,808	5,106,724	13.68%
758,542	Ethertronics, Inc. Series D (G)	03/09	1,137,813	1,967,120	5.27%
			10,741,621	18,570,770	49.76%
	TOTAL PREFERRED STOCKS - PRIVATE COMPANIES		19,122,755	18,920,770	50.70%
	TOTAL PRIVATE COMPANIES		19,505,378	18,920,770	50.70%

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC
Schedule of Investments (continued)
October 31, 2010

Percent		Acquisition				% of Net
Owned (H)	Private Investment Funds (A), (B), (I), (J)	Dates (C)	Commitment	Cost	Fair Value	Assets (D)

Early-Stage Information Technology

0.98%	Sevin Rosen Fund IX, L.P.	10/04 - 10/10	$3,000,000	$2,121,609	$1,924,753	5.16%
2.36%	Tallwood II, L.P.	12/02 - 09/08	3,000,000	2,890,443	894,394	2.39%
1.70%	Valhalla Partners, L.P.	10/03 - 10/10	3,000,000	1,772,537	1,574,122	4.22%
			9,000,000	6,784,589	4,393,269	11.77%

Early-Stage Life Sciences and Technology

1.55%	Burrill Life Sciences Capital Fund, L.P.	12/02 - 10/10	3,000,000	2,541,959	2,151,479	5.76%
1.35%	CHL Medical Partners II, L.P.	01/02 - 05/09	2,000,000	1,641,817	1,106,747	2.97%
1.02%	CMEA Ventures VI, L.P.	12/03 - 10/09	3,000,000	2,553,197	2,458,169	6.59%
			8,000,000	6,736,973	5,716,395	15.32%

Multi-Stage Life Sciences, Communications and Health Care

0.38%	Advance Technology Ventures VII, L.P.	08/01 - 12/08	2,700,000	1,860,179	1,615,914	4.33%
0.36%	Morgenthaler Partners VII, L.P.	07/01 - 01/10	3,000,000	2,033,167	1,315,120	3.52%
0.58%	Prospect Venture Partners II, L.P.	06/01 - 09/10	3,000,000	462,539	873,466	2.34%
			8,700,000	4,355,885	3,804,500	10.19%

	TOTAL PRIVATE INVESTMENT FUNDS			17,877,447	13,914,164	37.28%

Principal Amount/Shares	Investment Company (I), (J)

984,128	Dreyfus Government Cash Management Fund I Shares		984,128	984,128	2.64%
	TOTAL INVESTMENT COMPANY		984,128	984,128	2.64%
	TOTAL INVESTMENTS	$25,700,000	$38,366,953	33,819,062	90.62%
	OTHER ASSETS & LIABILITIES (NET)			3,502,303	9.38%
	NET ASSETS			$37,321,365	100.00%

(A)	Non-income producing securities, restricted as to public resale and illiquid.
(B)
Total cost of illiquid and restricted securities at October 31, 2010, aggregated $37,382,825.  Total fair value of illiquid and restricted securities at October 31, 2010 was $32,834,934 or 87.98% of net assets.

(C)	Acquisition dates cover a period from the original investment date to the last acquisition date and is a required disclosure for restricted securities only.
(D)	Calculated as fair value divided by the Company's net assets.
(E)
Tensys Medical, Inc. merged with Recorders and Medicare Systems (P) Ltd. on December 19, 2008. As of January 2, 2010, Recorders and Medicare Systems (P) Ltd. became a wholly owned subsidiary of HBM Bio Ventures (Cayman) Ltd.

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC
Schedule of Investments (continued)
October 31, 2010

(F)	LogicLibrary, Inc. merged with SOA Software, Inc. on May 1, 2008. Shares of 4,542,763 include 4,239,912 shares held by the Company and 302,851 shares held in escrow for the benefit of the Company.
(G)
At October 31, 2010, the Company owned 5% or more of the Private Company's outstanding shares thereby making the Private Company an affiliate as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Total fair value of affiliated securities owned at October 31, 2010 (including investments in controlled affiliates) was $18,570,770 or 49.76% of net assets.

(H)	Represents the Company's capital balance as a percentage of the Private Investment Fund's total capital or the Company's commitment as a percentage of the Private Investment Fund's total commitments.
(I)
The estimated cost of the Private Investment Funds at October 31, 2010, for Federal income tax purposes aggregated $14,324,894, resulting in the net and gross unrealized depreciation for Federal income tax purposes is estimated to be $410,730. The estimated cost of the Private Companies at October 31, 2010, for Federal income tax purposes aggregated $22,489,507, resulting in the net and gross unrealized depreciation for Federal income tax purposes is estimated to be $3,568,737. The estimated cost of the Investment Company at October 31, 2010, for Federal income tax purposes aggregated $984,128. There is no resulting net and gross unrealized depreciation for Federal income tax purposes since the investment is valued at net asset value.

(J)	All investments are based in the United States with the exception of Recorders and Medicare Systems (P) Ltd. which is located in India.

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Statement of Assets, Liabilities and Net Assets
October 31, 2010

ASSETS:
Unaffiliated Issuers, at fair value (Cost $27,625,332)	$15,248,292
Non-Controlled Affiliated Issuers at fair value (Cost $10,741,621)	18,570,770
Investments, at fair value (Cost $38,366,953)	33,819,062
Cash and cash equivalents	3,830,541
Interest and dividends receivable	214
Total Assets	37,649,817

LIABILITIES:
Professional fees payable	184,380
Management fees payable	94,308
Administration fees payable	19,167
Board of Managers' fees payable	15,000
Custody fees payable	1,596
Other payables	14,001
Total Liabilities	328,452
NET ASSETS	$37,321,365

NET ASSETS consist of:
Members' Capital Paid-in*	$146,136,782
Members' Capital Distributed	(43,688,181)
Accumulated net investment income/(loss)	(10,948,009)
Accumulated net realized gains/(losses) on investments	(49,631,336)
Accumulated unrealized appreciation/(depreciation) on investments	(4,547,891)
Total Net Assets	$37,321,365
Units of Membership Interest Outstanding (Unlimited number of no par value units authorized)	295,210
NET ASSET VALUE PER UNIT	$126.42

*	Capital Paid-in consists of contributions from Members net of offering costs charged to the Members.

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Statement of Operations

For the year ended October 31, 2010

INVESTMENT INCOME:
Interest income	$2,535
Dividend income	393
Total Income	2,928

EXPENSES:
Professional fees	429,573
Management fees	372,399
Administration fees	115,000
Board of Managers' fees	65,000
Custodian fees	28,114
Insurance expense	13,237
Other expenses	63,836
Total Expenses	1,087,159
NET INVESTMENT LOSS	(1,084,231)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 2)
Net realized loss on affiliated investments	(105)
Net realized loss on unaffiliated investments	(2,639)
Net change in unrealized appreciation/(depreciation) on investments	5,831,543
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	5,828,799
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,744,568

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Statements of Changes in Net Assets

	For the Years Ended, October 31
	2010	2009
OPERATIONS:
Net investment loss	$(1,084,231)	$(1,087,809)
Net realized loss on investments	(2,744)	(21,827,037)
Net change in unrealized appreciation/(depreciation) on investments	5,831,543	18,164,734
Net change in Net Assets resulting from operations	4,744,568	(4,750,112)

TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net decrease in Net Assets resulting from distributions to Members	(885,629)	(2,066,470)

Net change in Net Assets	3,858,939	(6,816,582)

NET ASSETS:
Beginning of year	33,462,426	40,279,008
End of year	$37,321,365	$33,462,426

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Statement of Cash Flows
For the year ended October 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net change in Net Assets resulting from operations	$4,744,568
Purchases of investments	(1,093,118)
Proceeds received from Private Companies and distributions received from Private Investment Funds	697,436
Adjustments to reconcile net change in Net Assets resulting from operations to net cash provided by (used in) operating activities:
Net realized loss on investments	2,744
Net change in unrealized appreciation/(depreciation) on investments	(5,831,543)
Changes in assets and liabilities related to operations
(Increase)/Decrease in distribution receivable	14,388
(Increase)/Decrease in interest and dividends receivable	85
(Increase)/Decrease in prepaid insurance	362
Increase/(Decrease) in professional fees payable	66,064
Increase/(Decrease) in management fees payable	9,751
Increase/(Decrease) in Board of Managers' fees payable	15,000
Increase/(Decrease) in custody fees payable	533
Increase/(Decrease) in other payables	4,784

Net cash provided by/(used in) operating activities	(1,368,946)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Members	(885,629)

Net cash provided by (used in) financing activities	(885,629)

Net change in cash and cash equivalents	(2,254,575)
Cash and cash equivalents at beginning of year	6,085,116
Cash and cash equivalents at end of year	$3,830,541

SUPPLEMENTAL INFORMATION
Non-cash distributions received from Private Investment Funds	$60,225

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Financial Highlights

	Fiscal Years Ended October 31,
	2010	2009	2008	2007	2006
Per Unit Operating Performance: (A)
NET ASSET VALUE, BEGINNING OF YEAR:	$113.35	$136.44	$245.05	$255.96	$316.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	(3.67)	(3.68)	(3.35)	(2.08)	(2.16)
Net realized and unrealized gain/(loss) on investments	19.74	(12.41)	(33.76)	19.17	(58.09)
Net increase/(decrease) in Net Assets resulting from operations	16.07	(16.09)	(37.11)	17.09	(60.25)
DISTRIBUTIONS TO MEMBERS:
Net change in Net Assets due to distributions to Members	(3.00)	(7.00)	(71.50)	(28.00)	–
NET ASSET VALUE, END OF YEAR:	$126.42	$113.35	$136.44	$245.05	$255.96
TOTAL NET ASSET VALUE RETURN: (A)(B)	14.00%	(11.99)%	(15.41)%	7.84%	(19.05)%

RATIOS TO AVERAGE NET ASSETS:
Net Assets, End of Year (000's)	$37,321	$33,462	$40,279	$72,342	$75,562
Ratios to Average Net Assets: (C)(D)
Gross expenses	3.00%	2.97%	2.11%	1.91%	2.18%
Net expenses	3.00%	2.97%	2.11%	1.91%	2.18%
Net investment (loss)	(2.99)%	(2.94)%	(1.49)%	(0.88)%	(0.74)%
Portfolio Turnover Rate(E)	2.28%	3.97%	7.91%	12.37%	4.00%

(A)	Selected data for a unit of membership interest outstanding throughout each period.

(B)
Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period, and assumes that distributions, if any, were reinvested at the Company’s net asset value as of the quarter-end immediately following the distribution date.  The Company’s units are not traded in any market and, therefore, the market value total investment return is not calculated. For the fiscal year ended October 31, 2008, the impact on the Company’s total net asset value return of a voluntary reimbursement by BACA (as defined in the Notes to Financial Statements) for the matter discussed in Note 3 is 0.39%. Excluding this item, total net asset value return would have been (15.80)% for the fiscal year ended October 31, 2008.

(C)	Ratios do not reflect the Company’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Private Investment Funds.

(D)	The Private Investment Funds' expense ratios have been obtained from audited financial statements for the fiscal year ended December 31, 2009. The range for these ratios is given below:

Private Investment Funds' Ratios	Ratio Range
Expense Ratios excluding incentive carried interest	2.06% - 4.56%
Incentive carried interest	(3.19)% - 7.34%
Expenses plus incentive carried interest	(0.75)% - 10.82%

The Private Investment Funds' management fees range from 2.00% to 2.50% on committed capital during the initial investment period and typically decrease over time as the Private Investment Funds seek to exit investments. The Private Investment Funds' incentive fees range from 20% to 25% of profits generated by the Private Investment Funds.

(E)	Distributions received from Private Investment Funds are included in the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2010

Note 1 — Organization

Excelsior Venture Partners III, LLC (the "Company") is a non-diversified, closed-end management investment company which commenced operations on April 5, 2001.  The Company was organized in Delaware on February 18, 2000.  The Company registered its initial offering of units under the Securities Act of 1933, as amended (the "Securities Act").  The duration of the Company is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members ("Members") as soon as is practicable.

Pursuant to a Registration Statement on Form N-2 (File 333-30986), which was originally declared effective on September 7, 2000, the Company was authorized to offer an unlimited number of units of membership interest with no par value. The Company sold 295,210 units via a public offering, which closed on May 11, 2001, for gross proceeds totaling $147,605,000. At the time, units of the Company were made available through Charles Schwab & Co., Inc., the Company’s principal distributor.

The Company incurred offering costs associated with the public offering totaling $1,468,218. Net proceeds to the Company from the public offering, after offering costs, totaled $146,136,782.

Until January 29, 2010, the Company was treated as a business development company or "BDC" under the Investment Company Act of 1940, as amended (the "Investment Company Act").  BDCs are a special type of investment companies, as defined and regulated by the Investment Company Act, which focus primarily on investing in the privately issued securities of eligible portfolio companies, as defined by the Investment Company Act.  A BDC must also make available significant managerial assistance to such companies.

At a special meeting held on December 10, 2009, Members of the Company approved a proposal to withdraw the Company's election to be treated as a BDC and continue its operations as a registered closed-end management investment company.  The registration of the Company under the Investment Company Act became effective on January 29, 2010.

The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies ("Private Companies") and, to a lesser extent, domestic and international private funds ("Private Investment Funds"), negotiated private investments in public companies and international direct investments that Bank of America Capital Advisors LLC ("BACA" or the "Investment Adviser") believes offer significant long-term capital appreciation.  Private Companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors.  The Company does not have the right to demand that such equity securities be registered.

BACA, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser for the Company.  Its principal offices are located at 100 Federal Street, Boston, MA 02110.  The Investment Adviser is an indirect wholly-owned subsidiary of, and is controlled by, Bank of America Corporation ("Bank of America"), a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, NC 28255.  BACA is responsible for identifying, evaluating, structuring, monitoring and disposing of the Company’s investments and for performing the management and administrative services necessary for the operation of the Company.  All officers of the Company are employees and/or officers of the Investment Adviser.  The Investment Adviser is compensated as described in Note 3.

Note 1 — Organization (continued)

Prior to May 29, 2008, the Company’s investment adviser was UST Advisers, Inc. (the "former investment adviser").  On May 29, 2008, BACA assumed the responsibilities of the investment adviser to the Company as a result of a transfer (the "Transfer") of the former investment adviser’s rights and obligations under the Advisory Agreement (as defined below) between the Company and the former investment adviser dated July 1, 2007.  The Transfer was approved by the Company’s Board of Managers (the "Board" or "Board of Managers") on March 11, 2008.  This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust Corporation (“U.S. Trust Corp.”) in July 2007. The Transfer of the Advisory Agreement from the former investment adviser to BACA did not change (i) the way the Company was managed, including the level of services provided, (ii) the team of investment professionals providing services to the Company, or (iii) the management and incentive fees paid by the Company.  Until July 1, 2007, United States Trust Company, National Association ("U.S. Trust"), acting through its registered investment advisory division, U.S. Trust-New York Asset Management Division, had served as the investment sub-adviser to the Company (the "Investment Sub-Adviser").

The former investment adviser, a Delaware corporation and registered investment adviser, had been an indirect wholly-owned subsidiary of, and controlled by, Bank of America, since July 1, 2007. Prior to that, the former investment adviser was an indirect subsidiary of U.S. Trust Corp., a registered financial holding company, which, in turn, was a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").  The former investment adviser assumed the duties of the investment adviser from the previous investment adviser to the Company, U.S. Trust Company, N.A. ("UST-NA"), which was acting through its registered investment advisory division, U.S. Trust Asset Management Division, on December 16, 2005.  UST-NA has served as the investment adviser to the Company pursuant to an investment advisory agreement.

On July 1, 2007, U.S. Trust Corp. and its subsidiaries, including the former investment adviser and the Investment Sub-Adviser, were acquired by Bank of America (the "Sale"). The former investment adviser continued to serve as the Investment Adviser to the Company after the Sale (until May 29, 2008, as indicated above) pursuant to a new investment advisory agreement with the Company (the "Advisory Agreement") that was approved at a special meeting of Members of the Company held on March 15, 2007 and was identical in all material respects except for the term and the date of effectiveness to the previous investment advisory agreement. The Investment Sub-Adviser ceased to serve as the investment sub-adviser to the Company after the Sale.

Note 2 — Significant Accounting Policies

A.  Basis of Accounting:

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

B.  Recent Accounting Pronouncements:

In September 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-12, “Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” ASU No. 2009-12 provides guidance about using net asset value to measure the fair value of interests in certain underlying funds and requires additional disclosures about interests in underlying funds. ASU No. 2009-12 is effective for financial statements issued for reporting periods ending after December 15, 2009. The Company adopted the ASU in 2009. Because the Company’s current fair value measurement policies are consistent with ASU No. 2009-12, adoption did not affect the Company’s Statement of Assets, Liabilities and Net Assets, Statement of Operations, Statements of Changes in Net Assets or Statement of Cash Flows.

 In January 2010, the FASB issued ASU No. 2010-06 which requires new disclosures and provides amendments to ASC Subtopic 820-10 clarifying existing disclosures.  Amendments clarifying existing disclosures and the requirement that transfers between all levels be disclosed on a gross basis and the reason(s) for the transfer are effective for fiscal years beginning after December 15, 2009. The Investment Advisor has adopted all requirements of ASU No. 2010-06 which are effective for fiscal years beginning after December 15, 2009. The disclosure regarding the Level 3 investment rollforward of purchases and sales activity on a gross basis is effective for fiscal years beginning after December 15, 2010.  The Investment Adviser is currently evaluating the impact of this disclosure on its financial statements.

Note 2 — Significant Accounting Policies (continued)

C. Valuation of Investments:

The Company values portfolio securities quarterly and at such other times as, in the Board's view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount from the public market price may be applied.

Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board of Managers (the "Valuation Committee") or both under the supervision of the Board of Managers pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost. Investments in open-ended investment companies are valued at their net asset value each business day and are categorized as Level 1.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis and in conformity with GAAP. Accordingly, the fair value measurement is determined based on the estimated price a seller would receive in an orderly transaction at the measurement date. For venture capital companies there are a range of values that are reasonable for such investments at any particular time. Initially, Private Companies are valued based upon their original cost except that original cost valuation will be adjusted, upon approval by the Valuation Committee on the advice of the Investment Adviser, based on either a market or appraisal method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such inputs affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or the Valuation Committee under the supervision of the Board of Managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

The Company’s investments are reported at fair value. The Board and Valuation Committee have approved procedures pursuant to which the Company values its investments in Private Investment Funds, subject to the review and supervision of the Board and Valuation Committee. In accordance with these procedures, fair value of investments in the Private Investment Funds takes into consideration information reasonably available at the time the valuation is made and other factors that the Board and Valuation Committee deems pertinent. Generally, the Board and Valuation Committee will use valuations reported to the Company by the managers of these Private Investment Funds as an input, and the Company, Board or Valuation Committee may reasonably determine that additional factors should be considered that were not reflected. The value of the Company’s investments determined using the Company’s procedures may differ from the value reported by the manager of the Private Investment Funds.

At October 31, 2010, market quotations were not readily available for the Company’s Schedule of Investments of securities valued at $32,834,934 or 87.98% of net assets. Such securities were valued by the Investment Adviser, under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FASB ASC 820-10 "Fair Value Measurements and Disclosure" (formerly statement of Financial Accounting Standard ("SFAS") No. 157) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Note 2 — Significant Accounting Policies (continued)

C. Valuation of Investments (continued):

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Inputs that are unobservable.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Company generally uses the capital balance reported by the Private Investment Funds as the primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, any restrictions or illiquidity on such interests, any potential clawbacks by the Private Investment Funds and the fair value of the Private Investment Funds' investment portfolio or other assets and liabilities.

An individual Private Investment Fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes ‘‘observable’’ requires significant judgment by the Company, Board and Valuation Committee. The Company, Board and Valuation Committee considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Private Investment Fund within the hierarchy is based upon the pricing transparency of that Private Investment Fund and does not necessarily correspond to the Company’s perceived risk of that Private Investment Fund.

Substantially all of the Company’s investments in the Private Companies and Private Investment Funds have been classified within Level 3. The Private Investment Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in such Private Investment Funds for which there is no active market. The Company's interests in Private Companies and Private Investment Funds, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3. Assumptions used by the Company, Board or Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Company’s results of operations.

The following table presents the investments carried on the Statement of Assets, Liabilities and Net Assets by level within the valuation hierarchy as of October 31, 2010.

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Private Companies	$–	$–	$18,920,770	$18,920,770
Investments in Private Investment Funds	–	–	13,914,164	13,914,164
Investments in Investment Company	984,128	–	–	984,128
Totals:	$984,128	$–	$32,834,934	$33,819,062

Note 2 — Significant Accounting Policies (continued)

C. Valuation of Investments (continued):

The following table includes a rollforward of the amounts for the year ended October 31, 2010 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Value Measurements using Level 3 inputs	Private Companies	Private Investment Funds
Balance as of November 1, 2009	$12,359,749	$14,250,704
Net change in unrealized appreciation/(depreciation) on investments	6,154,150	(322,607)
Net contributions/(distributions)	406,976	(13,933)
Net realized gain/(loss) on investments	(105)	-
Net transfers in and out of Level 3	-	-
Balance as of October 31, 2010	$18,920,770	$13,914,164

Net change in unrealized appreciation/(depreciation) on Level 3 assets and liabilities still held as of October 31, 2010 for Private Companies and Private Investment Funds is $6,154,150 and $(322,607), respectively.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Company’s Private Investment Funds as of October 31, 2010 is 1 to 4 years with the possibility of extensions in each of the Private Investment Funds.

Investments in Private Companies and Private Investment Funds are closed investment vehicles, which provide for no liquidity or redemption option, and are not readily marketable.

Cash and cash equivalents on the Statement of Assets, Liabilities and Net Assets can include overnight deposits in commercial paper, which are classified as a Level 1 asset.

D. Cash and Cash Equivalents:

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At October 31, 2010, the Company did not hold any cash equivalents.

E. Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Note 2 — Significant Accounting Policies (continued)

F. Security Transactions and Investment Gains and Losses:

Private and Public Companies

Security transactions are recorded on a trade date basis or in the case of private investments or securities transactions are recorded when the Company has a legal and enforceable right to demand payment. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Private Investment Funds

Distributions of cash or in-kind securities from a Private Investment Fund are recorded as a return of capital to reduce the cost basis of the Private Investment Fund. In-kind securities received from a Private Investment Fund are recorded at fair value. Distributions are recorded when they are received from the Private Investment Funds as there are no redemption rights with respect to the Private Investment Funds. The Company may also recognize realized losses based upon information received from the Private Investment Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments, within the Statement of Operations, includes the Company's share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Private Investment Fund.

G. Expenses:

The Company records expenses on an accrual basis. Such accruals require management to make estimates and assumptions that affect the reported amounts, which is consistent with GAAP.

H. Income Taxes:

The Company is treated as a partnership for tax reporting; tax basis income and losses are passed through to the individual Members and, accordingly, there is no provision for income taxes reflected in these statements.

Differences arise in the computation of Members' capital for financial reporting in accordance with GAAP and Members' capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Private Investment Funds for federal tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Investment Funds. As of October 31, 2010, the Company has not received information to determine the tax cost of the Private Investment Fund. Based on the amounts reported to the Company on Schedule K-1 as of December 2009, and after adjustment for purchases and sales between January 1, 2010 and October 31, 2010, the estimated cost of the Private Investment Funds at October 31, 2010 for federal tax purposes is $14,324,894. The resulting estimated net unrealized depreciation for tax purposes on the Private Investment Funds at October 31, 2010 is $410,730. The cost basis for Federal tax purposes of the Company's other investments is $22,489,507, and those investments had net depreciation on a tax basis at October 31, 2010 of $3,568,737.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2009, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2007 forward (with limited exceptions). The Company has reviewed the Company’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Company’s financial statements. Open tax years of the Company vary by jurisdiction and remain subject to examination by the applicable taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2010, the Company did not incur any interest or penalties.

Note 2 — Significant Accounting Policies (continued)

I. Distribution Policy:

Distributions of available cash will be made by the Company at such times and in such amounts as determined by the Board in its sole discretion. Distributions are recorded on the ex-dividend date to unit holders of record on the record date.

J. Restrictions on Transfers:

Interests of the Company ("Interests") are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests other than by operation of law or without the consent of the Company, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

K. Fees of the Private Investment Funds:

Each Private Investment Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees referred to as an allocation of profits. In addition to Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Private Investment Funds. These fees are reflected in the valuations of the Private Investment Funds and are not reflected in the ratios to average Net Assets in the Financial Highlights. However, the Company has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Private Investment Funds.

Note 3 — Investment Advisory Fee, Administration Fee and Related Party Transactions

Under the Company's registration statement for the services provided, the Investment Adviser was entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter.

As of October 31, 2010, $94,308 was payable to BACA for management fees.

On July 31, 2008, the Company received $268,999 from BACA as a reimbursement for fees associated with the sale of Genoptix, Inc. The Company, through its own internal controls, identified a potential violation of the Investment Company Act involving the sale of Genoptix, Inc. through an affiliate of the former investment adviser. BACA and its affiliate believe that the sale of Genoptix, Inc. in the initial public offering and secondary offering was at arms-length. However, to ensure the Company and its investors are made whole and in its fiduciary capacity as the Investment Adviser, BACA decided to reimburse the Company for the fees paid to its affiliate.

In addition to the management fee, the Investment Adviser was entitled to allocations and distributions equal to the incentive carried interest. The incentive carried interest was an amount equal to 20% of the excess, if any, of the Company’s cumulative realized capital gains on Private Companies, over the sum of (i) cumulative realized capital losses on investments of any type (ii) cumulative gross unrealized capital depreciation on investments of any type and (iii) cumulative net expenses. As of December 31, 2009, there was no incentive carried interest earned by Investment Adviser. As indicated earlier, at a special meeting held on December 10, 2009, Members of the Company approved a proposal to withdraw the Company's election to be treated as a BDC and continue its operations as a registered closed-end management investment company. Members also approved elimination of the incentive carried interest. The registration of the Company under the Investment Company Act became effective on January 29, 2010.

Note 3 — Investment Advisory Fee, Administration Fee and Related Party Transactions (continued)

On July 1, 2010, the PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing (U.S.), Inc. to the Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (U.S.) Inc. Pursuant to an Administration, Accounting and Investor Services Agreement, the Company retains BNY Mellon Investment Servicing (U.S.) Inc. as administrator, accounting and investor services agent. In addition, PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Company's custodian.

In consideration for its services, the Company (i) pays BNY Mellon Investment Servicing (U.S.) Inc. a variable fee between 0.105% and 0.07%, based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $28,750, (ii) pays annual fees of approximately $37,159 for taxation services and (iii) reimburses BNY Mellon Investment Servicing (U.S.) Inc. for out-of-pocket expenses.

Each member of the Board of Managers receives $10,000 as an annual retainer and the Chairman of the Board receives an additional $1,000 annual retainer. Also, each member of the Board receives $2,000 per quarterly meeting attended. In addition, each Board member receives $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting. For each audit committee meeting attended, Board members receive $1,500, while the Chairman of the Audit Committee receives an additional $1,000 retainer. Each member of the Board is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Company, receives any compensation from the Company.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with Private Investment Funds or Private Companies in which the Company invests and with companies in which the Private Investment Funds invest.

 Note 4 — Purchases and Sales of Securities

Excluding short-term investments, the Company's purchases and proceeds received from the sale of investments and distributions received from Private Investment Funds and Private Companies for the year ended October 31, 2010 were as follows:

Purchases	Proceeds
$1,093,118	$697,436

Note 5 — Capital Commitments

As of October 31, 2010, the Company had unfunded investment commitments to the Private Investment Funds totaling $1,361,107 as listed. The Company had total commitments from its investors of $147.6 million, none of which remains uncalled.

Note 5 — Capital Commitments (continued)

Private Investment Funds:	Unfunded Commitment

Advance Technology Ventures VII, L.P.	$121,500
Burrill Life Sciences Capital Fund, L.P.	190,700
CHL Medical Partners II, L.P.	-
CMEA Ventures VI, L.P.	330,000
Morgenthaler Partners VII, L.P.	-
Prospect Venture Partners II, L.P.	285,000
Sevin Rosen Fund IX, L.P.	255,000
Tallwood II, L.P.	-
Valhalla Partners, L.P.	178,907
Total	$1,361,107

Note 6 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividends from affiliated companies during the year ended October 31, 2010. Transactions with companies, which are or were affiliates, were as follows:

			For the Year Ended October 31, 2010
	Shares/					Shares/
	Principal					Principal
	Amount Held					Amount Held	October 31,
	at	October 31,	Purchases/	Sales		at	2010 Fair
	October 31,	2009 Fair	Conversion	Proceeds/	Realized	October 31,	Value
Name of Investment	2009	Value	Acquisition	Conversion	Gain/(Loss)	2010	(Note 1)

Controlled Affiliates
Cydelity Inc., Series A-2 Preferred *	$-	$-	$-	$-	$(105)	$-	$-
Total Controlled Affiliates	-	-	-	-	(105)	-	-

Non-Controlled Affiliates
Ethertronics, Inc., Series B Preferred	4,433,333	6,650,000	-	-	-	4,433,333	11,496,926
Ethertronics, Inc., Series C Warrants **	271,248	-	-	-	-	-	-
Ethertronics, Inc., Series C Preferred	1,697,957	2,546,937	406,872	-	-	1,969,205	5,106,724
Ethertronics, Inc., Series D Preferred	758,542	1,137,813	-	-	-	758,542	1,967,120
Total Non-Controlled Affiliates		$10,334,750	$406,872	$-	$(105)		$18,570,770
Total Non-Controlled and Controlled Affiliates		$10,334,750	$406,872	$-	$(105)		$18,570,770

 * Investment was liquidated in a prior year but had an adjustment to an escrow release.
** In March 2010, 271,248 warrants were exercised at $1.50 and were converted into 406,872 shares of Series C Preferred.

Note 7 — Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Investment Adviser's experience, the risk of loss from such claims is considered remote.

Many of the Private Investment Funds' partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

Note 8 — Concentrations of Market, Credit and Industry Risk

The Company invests in Private Investment Funds and Private Companies. This portfolio strategy presents a high degree of business and financial risk due to the nature of the Private Companies and the underlying companies in which Private Investment Funds invest, which may include entities with little operating history, minimal capitalization, or operations in new or developing industries.

The Company may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Company’s investments in the Private Investment Funds and Private Companies, such risks are limited to the Company’s capital balance in each Private Investment Fund and Private Company, which is the current value as included in the Schedule of Investments.

Note 9 — Liquidity Risk

The Company focuses its investments in the securities of privately-held venture capital companies, and to a lesser extent in venture capital, buyout and other private equity funds managed by third parties. The Company may offer managerial assistance to certain of such privately-held venture capital companies. The Company invests its available cash in short-term investments of marketable securities pending follow-on investments in portfolio companies and distribution to investors.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

Note 10 — Disclosure regarding Private Investment Funds over 5% of Net Assets

Burrill Life Sciences Capital Fund, L.P. represents 5.76% of the Company’s net assets at October 31, 2010. The investment objective of Burrill Life Sciences Capital Fund, L.P. is to invest primarily in innovative, early-stage life science venture opportunities in order to achieve capital appreciation. Burrill Life Sciences Capital Fund, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of Burrill Life Sciences Capital Fund, L.P. may approve transfers at its sole discretion.

CMEA Ventures VI, L.P. represents 6.59% of the Company’s net assets at October 31, 2010. The investment objective of CMEA Ventures VI, L.P. is to invest in and assist new and emerging growth-oriented business that are involved in the areas of life science technology, human healthcare and high technology companies in order to achieve net rates of return on invested capital in the top quartile of venture capital funds of the same vintage year. CMEA Ventures VI, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of CMEA Ventures VI, L.P. may approve transfers at its sole discretion.

Note 10 — Disclosure regarding Private Investment Funds over 5% of Net Assets (continued)

Sevin Rosen Fund IX, L.P. represents 5.16% of the Company’s net assets at October 31, 2010. The investment objective of Sevin Rosen Fund IX, L.P. is to develop, negotiate and acquire equity positions primarily in early stage start-up and emerging companies in the technology area in order to achieve net rates of return on invested capital. Sevin Rosen Fund IX, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of Sevin Rosen Fund IX, L.P. may approve transfers at its sole discretion.

Note 11 — Subsequent Events

Effective November 1, 2010, the Company's management fees will be calculated based on average quarterly net assets. This change is being made in accordance with the Company's Advisory Agreement. In prior years, management fees were calculated based on end of quarter net asset value.

During November 2010, Baxter International Inc. agreed to acquire the hemophilia-related assets of Archemix.

Supplemental Information

Advisory Agreement Approval

The Advisory Agreement between the Company and the Investment Adviser provides that it may be continued in effect from year to year subject to approval by: (i) the Board; or (ii) vote of a majority of the outstanding voting securities, as defined by the Investment Company Act, of the Company; provided that, in either event, the continuance must also be approved by the Managers who are not “interested persons,” as defined by the Investment Company Act, of the Company (the “Independent Managers”), by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement for an additional annual period was approved by the Board, and by the Independent Managers, at a meeting held in person on June 25, 2010. The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of the Investment Adviser.

In determining whether to approve the continuance of the Advisory Agreement, the Board considered information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The Independent Managers reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates, personnel, operations and financial condition. Independent legal counsel reviewed with the Board its duties and responsibilities under state and common law and under the Investment Company Act, with respect to the approval of the Advisory Agreement. Independent legal counsel also discussed in detail the U.S. Supreme Court decision in Jones et al. v. Harris Associates, L.P. In its deliberations, no single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement.

In particular, the Board considered the nature, extent and quality of services rendered to the Company by the Investment Adviser and the investment performance of the Company based on the data provided to the Board. The Board determined that in light of the data taken as a whole and the nature and stage of the Company’s investment program, the investment performance was reasonable and acceptable.

The Board reviewed and considered the qualifications of the current and anticipated portfolio managers to manage the portfolio of the Company, including their history managing private equity investments generally and their prior involvement with companies in the Company’s investment portfolio, and the background and expertise of the key personnel and amount of time they would be able to devote to the affairs of the Company. The Board concluded, in light of the particular requirements of the Company and the relatively late stage of the investment program, that it was satisfied with the professional qualifications and overall commitment to the Company of the portfolio management team.

The Board reviewed and discussed financial information provided by the Investment Adviser which included an annual report and financial statements for BAC. The Board reviewed and considered the Investment Adviser’s profitability derived from its relationship with the Company. Specifically, the Board reviewed and considered a profit contribution analysis of the Investment Adviser showing its fees, income, and expenses in connection with the Company and the methodology used in the analysis. The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Company and to satisfy its obligations under the Investment Company Act and the Advisory Agreement.

The Board reviewed the advisory fee and the effective investment advisory fee rate paid by the Company and the appropriateness of such advisory fee. Specifically, the Board reviewed and considered comparison of fees charged by investment advisers to Companys similar to the Company and fees charged by the Investment Advisor or its affiliates with respect to other Companys of Companys they manage. The Board also considered and reviewed information regarding brokerage, observing that the Company only infrequently engages in transactions in the public securities markets.

The Board reviewed and considered any economies of scale realized by the Company, noting that, as the Company is a closed-end Company with decreasing assets, economies of scale were not present.

Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined that it is in the best interest of the Company and its members to continue in effect the Advisory Agreement for an additional annual period.

Proxy Voting and Form N-Q

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent 12 month period ended October 31, is available without charge, upon request, by calling the Company collect at 866-921-7951 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended October 31, 2010.

The Company files a complete schedule of portfolio holdings with the SEC within 60 days after the end of the first and third fiscal quarters of each year on Form N-Q. The Company’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information operation of the public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Company collect at 866-921-7951.

Excelsior Venture Partners III, LLC

Company Management (Unaudited)

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Company Complex Overseen by Manager*

Disinterested Managers

Mr. Victor F. Imbimbo, Jr. Bank of America 114 West 47th Street New York, NY 10036 (Born 1952)	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Imbimbo is the President and CEO of Caring Today, LLC., the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA\New York and President for North America with TBWA/WorldHealth, a division of TBWA Worldwide where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry.	13

Mr. Stephen V. Murphy Bank of America 114 West 47th Street New York, NY 10036 (Born 1945)	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. In addition to the Company Complex, Mr. Murphy serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc.	13

Mr. John C. Hover II Bank of America 114 West 47th Street New York, NY 10036 (Born 1943)	Manager and Chairman of the Board and Member of the Audit and Valuation Committees	Since Company inception. Serves on Audit and Valuation Committees since July 1, 2007	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). In addition to the Company Complex, Mr. Hover serves on the board of directors of Tweedy, Browne Fund, Inc.	13

* The “Company Complex” consists of Excelsior Venture Partners III, LLC, Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC, Excelsior Directional Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, Grosvenor Registered Multi-Strategy Fund (TE), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC and Excelsior Private Markets Fund II (TE), LLC.

Excelsior Venture Partners III, LLC

Company Management (Unaudited)

Information pertaining to the officers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

James D. Bowden Bank of America Capital Advisors, LLC 100 Federal Street Boston, MA 02110 (Born 1953)	Chief Executive Officer and President	Since July 2008	Managing Director and Senior Vice President, Bank of America Capital Advisors LLC (since 1998).

Steve L. Suss Bank of America Capital Advisors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Since April 2007
Managing Director, Alternative Investments, Bank of America (7/07 to present); Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06).

Mathew J. Ahern Bank of America Capital Advisors, LLC 100 Federal Street Boston, MA 02110 (Born 1967)	Senior Vice President	Since June 2008	Senior Vice President and Director, Alternative Investments, Bank of America (12/02 to present).

Marina Belaya Bank of America Capital Advisors, LLC 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Since April 2007
Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust Company(2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).

Robert M. Zakem Bank of America Capital Advisors LLC 2 World Financial Center New York, NY 10281 (Born 1958)	Chief Compliance Officer	Since June 2009
GWIM Risk and Compliance Senior Executive, Bank of America Corp. (3/09 to present); Managing Director, Business Risk Management, Merrill Lynch & Co., Inc. (8/06 to 2/09); Executive Director, Head of Fund Services - US, UBS Financial Services, Inc. (12/04 to 07/06).

All officers of the Company are employees and/or officers of the Investment Adviser.

Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities, and information regarding proxy votes cast by the Company (if any), is available without charge, upon request, by calling the Company at 866-921-7951 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Beginning with the Company’s fiscal quarter ended July 31, 2004, the Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 866-921-7951.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Chief Financial Officer.  The Registrant has not made any amendments or granted any waivers to its code of ethics during the covered period.  A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

 The Board of Managers of the Registrant has determined that Stephen V. Murphy, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Murphy as the Audit Committee's financial expert. Mr. Murphy is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $80,000 for 2010 and $100,000 for 2009.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $-0- for 2010 and $25,500 for 2009.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $32,582 for 2010 and $55,682 for 2009.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $-0- for 2010 and $-0- for 2009.

(e)(1)
The Registrant's audit committee will pre-approve (i) all audit and non-audit services that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) Not applicable

(d) Not applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $32,582 for 2010 and $55,682 for 2009.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

BANK OF AMERICA CAPITAL ADVISORS LLC
(the “Adviser”)

Applicability: Proxy Voting Policy

Area of Focus: Portfolio Management

Date Last Reviewed:	June 1, 2010

Applicable Regulations
•	Rule 206(4)-6 under the Investment Advisers Act of 1940
•	Form N-PX
•	ERISA Department of Labor Bulletin 94-2
•	Rule 30b1-4 under the Investment Company Act of 1940
•	Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements
An SEC-registered investment advisor that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An advisor’s policies and procedures must address how the advisor resolves material conflicts of interest between its interests and those of its clients.  An investment advisor must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment advisor to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy
In cases where the Adviser has been delegated voting authority over Clients’1 securities, such voting will be in the best economic interests of the Clients.

1 As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, business development companies electing to be subject to certain provisions of the 1940 Act, Private Funds that are “plan assets” under ERISA and other institutional and high net worth investors. Not included in the meaning of “Client” for purposes of this policy are Private Funds or RICs that are sub-advised by third parties for which the sub-adviser has been delegated the authority to vote proxies.

Procedures for Achieving Compliance

Alternative Investment (“AI”) Clients invest all or substantially all of their assets in limited partnership interests, limited liability company interests, shares or other equity interests issued by unregistered Funds (“Underlying Funds”).  The voting rights of investors in Underlying Funds generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and other governing documents of such Underlying Funds.

AI Clients may also invest in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities for hedging or investment purposes.  Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

On rare occasions, an AI Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. Generally, in such circumstances the Adviser will liquidate these Direct Investments on the day received, but may continue to hold a security longer when deemed in the best interest of the Client.  The Adviser may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the AI Client held the security prior to the security’s liquidation.

For Hedge Fund Clients, it is AI’s policy to waive its Clients’ voting rights related to their investments in Underlying Funds by getting a written confirmation from each Underlying Fund that it concurs to the waiver of voting rights.  This confirmation shall be obtained either at the time of investment, or at a reasonable time thereafter, by the Adviser sending a notification of waiver of voting rights to the Underlying Fund.  In no circumstances shall this confirmation be obtained after any Client, in conjunction with other Clients or affiliates of AI, holds 5% of the outstanding interests in such Underlying Fund.

For Private Equity Clients, except with respect to Adverse Measures (defined below), in determining how AI should vote a security, AI Portfolio Management shall:

• recommend against adoption of a measure if Portfolio Management determines in its discretion that such measure, if adopted:

-would result in the affected AI Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

-has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and

• recommend adoption of a measure if Portfolio Management in its discretion determines that such measure, if adopted:

-would not result in the affected AI Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

-has a reasonable probability of enhancing (or not materially diminishing) the economic value and/or utility of the related security in the hands of such AI Client over the anticipated holding period of such security.

As described above, most votes cast by the Adviser on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which AI Clients invest.  Such votes are typically by written consent and no investor meeting is generally called.  Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy.  It is also anticipated that frequently an Underlying Fund will request the AI Client either to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

It is expected that AI Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

•           Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected AI Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

•           Adoption of such Adverse Measure would not result in such Fund holding the related security in violation of its investment objective(s), policies or restrictions.

Based on the foregoing, it is expected that Portfolio Management ordinarily will recommend adoption of routine, non-Adverse Measures supported by management, such as proposals to appoint or ratify the appointment of auditors.

Conflicts of Interest:

Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AI, be mindful of other potential conflicts of interest as they pertain to affiliates of the Adviser or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such potential conflict of interest to the attention of AI Legal who together will determine if a potential conflict exists and in such cases will contact  the  AI Conflicts Officer for resolution. The Advisor will not implement any decision to vote a proxy in a particular manner until the Conflicts Officer has:

•	determined whether AI (or AI personnel) are subject to a conflict of interest in voting such proxy; and if so then

•	assessed whether such conflict is material or not, and if so then

•	addressed the material conflict in a manner designed to serve the best interests of the affected AI Client.

Notice to Investors:

AI will deliver a summary of AI’s proxy voting policies and procedures to each prospective investor by delivering the Advisors’ Form ADV Part II to prospective investors.  The summary is contained in Schedule F of the referenced document.

Responses to Investor Requests:

AI will, upon the reasonable request of a prospective investor or current investor, provide such prospective investor or current investor with a copy of the then-current version of this Policy.

AI will, upon the reasonable request of a current investor, provide the current investor with how AI has voted proxies, for the prior one year period, on behalf of the specific AI Client that said investor has invested in.

AI will track proxy policy and proxy voting record requests it receives from current and prospective investors.

Supervision
For private equity Clients, the Head of Private Equity Portfolio Management is responsible for implementing this policy for his or her platform and the Private Equity Investment Committee is responsible for overseeing the implementation of this policy.  For hedge fund Clients, the Head of Hedge Fund Portfolio Management is responsible for implementing this policy for his or her platform and the Hedge Fund Investment Committee is responsible for overseeing the implementation of this policy.

Escalation
The applicable AI Portfolio Management Heads must promptly report all unapproved exceptions to this policy to their respective Investment Committees and the AI Compliance Executive, who together will determine the remedial action to be taken, if any.  The Compliance Executive will report all material exceptions to the Chief Compliance Officer.

The Advisor may deviate from this policy only with the written approval, upon review of the relevant facts and circumstances, from the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Senior Management and GWIM Risk and Compliance Senior Management and to the boards of the registered funds, if applicable.

Monitoring/Oversight
The AI Compliance SME is responsible for monitoring compliance with this policy on an ongoing basis.  As needed, but not less than annually, the Compliance SME will request from Portfolio Management a list of all proxies voted during a given period.  The Compliance SME will examine the way AI has voted and compare to the AI Proxy Policy to ensure that AI has been consistent with this policy.  Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping
Records should be retained for a period of not less than six years.  Records should be retained in an appropriate office of AI for the first three years.  Examples of the types of documents to be maintained as evidence of AI’s compliance with this policy may include:

•	Portfolio Management Memorandum Describing Proxy Vote Request
•	Minutes of AI Investment Committee Meetings
•	Proxy Voting Record
•	Records Required for Form N-PX (Registered Clients Only)
•	Other documents as proscribed in Rule 204(2)(c)-17

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of October 31, 2010:

Mr. Matthew J. Ahern is the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the registrant’s portfolio, subject to such policies as may be adopted by the Board of Managers.

Mr. Ahern joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Funds group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding the Investment Adviser’s current and prospective underlying funds and direct investments. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a Financial Analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

 (a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of October 31, 2010:

Matthew J. Ahern

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
2	$162,679,646	23	$2,195,075,648	1	$10,676,020

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$162,679,646	17	$1,837,243,148	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should Mr. Ahern have day-to-day portfolio management responsibilities with respect to more than one fund.  Mr. Ahern may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts.  Fees earned by the Investment Adviser may vary among these accounts and Mr. Ahern may personally invest in these accounts.  These factors could create conflicts of interest because Mr. Ahern may have incentives to favor certain accounts over others that could result in other accounts outperforming the Registrant.  However, the Investment Adviser believes that these risks are mitigated in the case of the Registrant since its investment program has been largely completed, subject only to follow-on investments which may be made to certain existing Portfolio Companies and Portfolio Funds.

(a)(3)   Compensation Structure of Portfolio Manager(s) or Management Team Members – As of October 31, 2010

Mr. Ahern’s compensation package consists of a combination of  base salary, annual incentive performance bonus and equity awards.  There is no direct link between Mr. Ahern’s compensation and the Registrant’s investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member’s experience and ultimate responsibilities within each member’s respective business unit.  Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Mr. Ahern’s annual bonus and equity awards are discretionary awards distributed after measuring each member’s contributions against quantitative and qualitative goals relative to their individual business responsibilities.  Quantitative goals are relative to the individual’s business unit, and are not directly related to the performance of the Registrant or any other portfolio relative to any benchmark, or to the size of the Registrant.  An example of a quantitative measure is associate turnover ratio.  Qualitative measures may include staff management and development, process management (ex:  adherence to internal and external policies), business management and strategic business input to the business platform.

(a)(4)  Disclosure of Securities Ownership

As of October 31, 2010, Mr. Ahern does not own any interest in the registrant.

(b)     Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Excelsior Venture Partners III, LLC

By (Signature and Title)*	/s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date	01/07/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date	01/07/11

By (Signature and Title)*	/s/ Steven L. Suss
Steven L. Suss, Treasurer and Chief Financial Officer

Date	01/07/11